Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 15, 2012 (the “Effective Date”), between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Louisiana state chartered bank (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Whitney National Bank, a national banking association, are parties to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, the Second Amendment to Amended and Restated Credit Agreement dated as of April 12, 2011, the Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B.           Whitney National Bank is now Whitney Bank, a Louisiana state chartered bank.

C.           As of the Effective Date, each of the ROV Term Loan and the RLOC Term Loan have been paid in full, and Borrower’s obligations with respect to each of the LC Facility, the RE Term Loan, and the Acquisition Term Loan remain in full force and effect.

D.           Borrower has requested that Lender amend the Credit Agreement in order to, among other things, (i) convert the LC Facility to a revolving credit facility with a letter of credit subfacility and increase the committed amount under such revolving credit facility to $2,000,000, and (ii) extend the maturity dates of each of the revolving credit facility, the RE Term Loan, and the Acquisition Term Loan to April 15, 2013, in each case, subject to the terms and conditions in this Amendment.

F.            Each of Deep Down Inc., a Delaware corporation (“Deep Down Delaware”), Mako Technologies, LLC, a Nevada limited liability company (“Mako Technologies”), Flotation Technologies, Inc., a Maine corporation (“Flotation Technologies”), and ElectroWave USA, Inc., a Nevada corporation (“Electrowave”), executed (i) that certain Guaranty dated as of November 11, 2008 (as amended, restated, or supplemented, the “Guaranty”), and (ii) that certain Security Agreement dated as of November 11, 2008 (as amended, restated, or supplemented, the “Security Agreement”).

G.           Pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010 (the “First Amendment”), Lender released its liens and security interests on the assets of Flotation Technologies which were granted to Lender pursuant to the Security Agreement.  In accordance with such lien release, subject to the terms and conditions of this Amendment, Lender has agreed to release Flotation Technologies from its obligations and liabilities under the Guaranty and Security Agreement.

H.           As of the Effective Date, Electrowave has dissolved, and in connection therewith, Lender has agreed to release Electrowave from its obligations and liabilities under the Guaranty and Security Agreement, subject to the terms and conditions contained in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)           The index of Schedules and Exhibits on page iv of the Credit Agreement is hereby amended to add the following new references to Exhibit A-6 and Exhibit E in the appropriate alphanumeric order:

“EXHIBIT A-6	Revolving Note

EXHIBIT E	Borrowing Base and No Default Certificate”

(b)           Section 1.1 of the Credit Agreement is amended to delete the defined terms “Acquisition Term Maturity Date”, “Guarantor”, “LC Borrowing”, “LC Committed Amount”, “LC Termination Date”, “Notes”, and “RE Term Loan Maturity Date”, in their entirety and to replace them with the following in the appropriate alphabetical order:

“Acquisition Term Maturity Date means the earlier of (a) April 15, 2013, and (b) the acceleration of maturity of the Acquisition Term Loan in accordance with Section 12 of this Agreement.

Guarantor means each of, and Guarantors means all of, (a) Deep Down Inc., a Delaware corporation, and Mako Technologies, LLC, a Nevada limited liability company, (b) any of Borrower’s other Subsidiaries, or (c) any other Person which signs a Guaranty.

LC Borrowing means an extension of credit under the Revolving Credit Facility resulting from a drawing under any LC which has not been timely reimbursed by Borrower.

LC Committed Amount means $2,000,000 which is part of, and not in addition to, the Revolving Committed Amount.

LC Termination Date means the Revolving Credit Termination Date.

Notes means the Acquisition Term Note, the RE Term Note, and the Revolving Note.

RE Term Loan Maturity Date means the earlier of (a) April 15, 2013, and (b) the acceleration of maturity of RE Term Loan in accordance with Section 12 of this Agreement.”

(c)           Section 1.1 of the Credit Agreement is further amended to add the following defined terms in the appropriate alphabetical order:

“Borrowing Base means, when determined, an amount equal to 80% of Eligible Receivables, less any Reserves established by Lender and in effect at such time.

Borrowing Base Certificate means a Borrowing Base and No Default Certificate substantially in the form of Exhibit E, but containing such other information as Lender may reasonably request with respect to the amount, content, or calculation of the Borrowing Base, and which is signed by a Responsible Officer of Borrower.

Cash Management Agreement means one or more treasury management, cash management, or lockbox agreements (or a combination of such agreements) entered into by Borrower and Lender under which amounts paid to Borrower are automatically deposited into Borrower’s accounts and Borrower’s accounts with Lender are swept or debited via ACH transactions and amounts are automatically repaid under the Revolving Credit Facility, as such agreements may be amended or replaced from time to time.

Eligible Receivables means all of the Companies’ accounts in which Lender has a first priority perfected security interest and Lien for which the applicable Company’s right to receive payment is absolute and not contingent upon the satisfaction of any condition, but does not include (a) any account which is unpaid more than 90 days from its invoice date or more than 60 days from its due date, (b) any inter-Company or Affiliate account, (c) any “contra” account, or any account for which a right of set off, counterclaim, dispute, objection, complaint, defense has been asserted, (d) any account of a Governmental Authority, (e) any account arising from a “sale on approval,” “sale or return,” “consignment,” or subject to any other repurchase or return agreement, (f) any account which arises from the sale or lease to, or performance of services for, or represents an obligation of, an employee or Affiliate of any Company, (g) all accounts which represent an obligation of an account debtor of any Company when 20% or more of such Company’s accounts from such account debtor are not Eligible Receivables, (h) that portion of any account from an account debtor which represents the amount by which total accounts from such account debtor exceeds 20% of the Companies’ total accounts, (i) any accounts arising from sales of goods or services in which the performance of any Company has been bonded, (j) any account which arises out of a contract or order which, by its terms, forbids or makes void or unenforceable any assignment by any Company to Lender of the account receivable arising with respect thereto, (k) any account on cash or “COD” terms or payable by credit card, (l) any account which is a pre-billing, bill and hold, progress billing or retention receivable, (m) any account in which the account debtor obligated on such account is insolvent or the subject of any bankruptcy or insolvency proceeding of any kind, (n) any account for which there exists a discount, except regular discounts allowed in the ordinary course of business to promote prompt payment, (o) any foreign account unless (1) such account is supported by a letter of credit in Proper Form, or (2) the underlying transaction giving rise to the account has been approved by Lender in writing, (p) any account of an account debtor which has become subject (other than as a creditor or as a purchaser) to any Debtor Relief Law, (q) any account that is payable in currency other than Dollars, (r) any account of an account debtor for which there is a history (within the immediately preceding twelve months) of accounts which are unpaid for more than 90 days from their invoice date, and (s) any account that Lender in its sole discretion determines to be ineligible.  The amount of Eligible Receivables owned by an account debtor to such Company shall be reduced by the amount of all “contra accounts” and other obligations owed by Borrower or any other Company to such account debtor.  Accounts which are at any time Eligible Receivables, but which subsequently fail to meet any of the foregoing requirements shall, at such time, cease to be Eligible Receivables.

Revolving Committed Amount means $2,000,000.

Revolving Credit Availability means, when determined, the excess of (a) the Revolving Credit Limit over (b) the Revolving Credit Exposure.

Revolving Credit Exposure means, when determined, the sum of (a) the Revolving Principal Amount, and (b) the LC Exposure.

Revolving Credit Facility is defined in Section 2.1.

Revolving Credit Limit means the lesser of (a) the Revolving Committed Amount and (b) the Borrowing Base.

Revolving Credit Termination Date means the earlier of (a) April 15, 2013, or (b) the effective date that Lender’s Commitment to make Loans under the Revolving Credit Facility is otherwise canceled or terminated in accordance with Section 12 of this Agreement or otherwise.

Revolving Note means a promissory note substantially in the form of Exhibit A-6, executed by Borrower and made payable to Lender and all renewals, extensions, modifications, amendments, supplements, restatements, and replacements of, or substitutions for, that promissory note.

Revolving Principal Amount means, when determined, the outstanding principal balance of the Revolving Note.

(d)           Section 1.1 of the Credit Agreement is further amended to delete the defined term “Applicable Rate” in its entirety.

(e)           Section 2.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.1           RE Term Facility, Acquisition Term Loan, and Revolving Credit Facility

(a)           Subject to the terms and conditions of this Agreement, and effective as of the Amendment Date, Lender agrees to continue a term loan to Borrower in an amount equal to the RE Term Loan Committed Amount which, when paid or prepaid, may not be reborrowed (“RE Term Facility”).

 (b)           Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in a single advance on or within 5 days after the Third Amendment Date in an amount equal to the Acquisition Term Committed Amount which, when paid or prepaid, may not be reborrowed (the “Acquisition Term Loan”).

(c)           Subject to the terms and conditions of this Agreement, Lender agrees to make Loans to Borrower from time to time, on any Business Day on or after April 15, 2012, and prior to the Revolving Credit Termination Date, which Borrower may borrow, repay, and reborrow under this Agreement, provided that, (a) no such Loan may exceed the Revolving Credit Availability, and (b) the Revolving Credit Exposure may not at any time exceed the Revolving Credit Limit (the “Revolving Credit Facility”).”

(f)           Section 2.2 of the Credit Agreement is amended to add the following subsection (c) in the appropriate alphabetical order:

“(c)           Subject to compliance with Section 5, Borrower may request a Loan under the Revolving Credit Facility by submitting a Loan Request to Lender.  A Loan Request is irrevocable and binding on Borrower.  Each Loan Request must be received by Lender no later than 11:00 a.m. on the proposed Loan Date.  Each Loan under the Revolving Credit Facility is subject to the following conditions:

(i)           each Loan under the Revolving Credit Facility must occur on a Business Day no later than the Business Day immediately preceding the Revolving Credit Termination Date,

(ii)           each Loan (unless the remaining amount under clause (iv) below is less) must be in an amount not less than $100,000 or a greater integral multiple of $10,000;

(iii)           no Loan under the Revolving Credit Facility may exceed the Revolving Credit Availability, and

(iv)           after giving effect to any Loan under the Revolving Credit Facility, the Revolving Credit Exposure may not exceed the Revolving Credit Limit.

While a Cash Management Agreement that sweeps or debits Borrower’s accounts and automatically repays the Revolving Credit Facility is in effect, Borrower may borrow, repay, and re-borrow under the Revolving Credit Facility under the terms of the Cash Management Agreement without notice and without minimum repayment amounts.  Borrower hereby authorizes Lender to honor all checks or other drafts received against the accounts subject to the Cash Management Agreement.”

(g)           Section 2.3 of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.3           Prepayment.

(a)           Borrower may voluntarily pay or prepay all or any part of the RE Term Principal Amount, the Acquisition Term Principal Amount, or the Revolving Credit Facility without premium or penalty, at any time, and while no Cash Management Agreement is in effect, subject to the following conditions:

(i)           Lender must receive Borrower’s written or telephonic prepayment notice by 10:00 a.m. on the prepayment date;

(ii)           Borrower’s prepayment notice shall (A) specify the prepayment date, (B) specify the amount of the Loan to be prepaid, and (C) indicate whether the RE Term Principal Amount, the Acquisition Term Principal Amount, or the Revolving Principal Amount is to be repaid;

(iii)           each partial prepayment must be in a minimum amount of not less than (A) $10,000 or a greater integral multiple of $1,000 or (B) if less than the minimum amount, the outstanding balance of the RE Term Principal Amount, the Acquisition Term Principal Amount, or the Revolving Principal Amount as applicable;

(iv)           all accrued and unpaid interest on the portion of the RE Term Principal Amount, the Acquisition Term Principal Amount, or the Revolving Principal Amount must also be paid in full on the prepayment date; and

(v)           each partial prepayment of the RE Term Principal Amount or the Acquisition Term Principal Amount, as applicable, shall be applied to the scheduled principal payments in the inverse order of their maturity.

(b)           All prepayments under this Section 2.3 shall be without premium or penalty.

(c)           If the Revolving Credit Exposure at any time exceeds the Revolving Credit Limit, then Borrower shall repay the Revolving Principal Amount (or if no Revolving Principal Amount is outstanding, Cash Collateralized the LC Exposure), in at least the amount of that excess, together with all accrued and unpaid interest on the principal amount so repaid.

(d)           On the date such amounts are received by, or for the account of, Borrower, the following amounts shall be paid to Lender in the form received with any endorsement or assignment and shall be applied first, to the RE Term Principal Amount, and second, to the Acquisition Term Principal Amount, in each case, in accordance with this Section 2.3:  (i) 100% of the Net Proceeds from the issuance of any Subordinated Debt; and (ii) 100% of the Net Proceeds from the Disposition of any asset not permitted by Section9.9.  The non-cash portion of all Net Proceeds Lender is entitled to receive under this Section 2.3 shall be pledged to Lender concurrently with the applicable Disposition.

(e)           Unless otherwise specified in this Agreement, prepayments under this Section 2.3 shall be applied (i) first, to the prepayment of the outstanding RE Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RE Term Principal Amount is paid in full, and (ii) second, to the prepayment of the outstanding Acquisition Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the Acquisition Term Principal Amount is paid in full.

(f)           After proper application of all proceeds under this Section 2.3, any remaining proceeds shall be applied to (i) repay the Revolving Credit Facility, with the proceeds being applied in accordance with Section 3.4, and (ii) to Cash Collateralize all LC Exposure, with the excess, if any, being payable to Borrower.”

(h)           Section 2.4 of the Credit Agreement is deleted in its entirety and replaced with the following:

“2.4           LC Facility.

(a)           The LC Commitment.

(i)           Subject to the terms and conditions set out in this Agreement, Lender agrees, (A) from time to time on any Business Day during the period beginning April 15, 2012, until the Revolving Credit Termination Date, to issue LCs for the account of Borrower, and to amend or renew LCs previously issued by it, in accordance with subsection (b) below, and (B) to honor drafts under the LCs; provided that, Lender shall not be obligated to make any LC Credit Extension with respect to any LC, if, as of the date of and after giving effect to, such LC Credit Extension, the Revolving Credit Exposure would exceed the Revolving Credit Limit.  Within the foregoing limits, and subject to the terms and conditions hereof, Borrower’s ability to obtain LCs shall be fully revolving, and accordingly Borrower may, prior to the LC Termination Date, obtain LCs to replace LCs that have expired or that have been drawn upon and reimbursed.

(ii)          Lender shall be under no obligation to issue any LC if:

(A)           the expiry date of such requested LC would occur after the Revolving Credit Termination Date, unless Lender has approved such expiry date;

(B)           the issuance of such LC would violate one or more policies of Lender; or

(C)           it is denominated in a currency other than Dollars.

(iii)           Lender shall be under no obligation to amend any LC if (A) Lender would have no obligation at such time to issue such LC in its amended form under the terms of this Agreement, or (B) the beneficiary of such LC does not accept the proposed amendment to such LC.

(b)           Drawings and Reimbursements.

(i)           Upon receipt from the beneficiary of any LC of any notice of a drawing under such LC, Lender shall notify Borrower thereof.  Not later than 12:00 noon on the date of any payment by Lender under an LC (each such date, an “Honor Date”), Borrower shall reimburse Lender in an amount equal to the amount of such drawing.  If Borrower fails to so reimburse Lender by such time, Borrower shall be deemed to have incurred from Lender a Loan under the Revolving Credit Facility, to be disbursed on the Honor Date in an amount equal to the amount of the unreimbursed drawing (the “Unreimbursed Amount”), without regard to any minimum Loan amount or to the conditions set out in Section 5.  Any notice given by Lender pursuant to this Section 2.4(b)(i) may be given by telephone if immediately confirmed in writing; provided that, the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)           With respect to any Unreimbursed Amount that is deemed to be fully refinanced by a Loan under the Revolving Credit Facility at a time when, after giving effect to such Loan, the Revolving Credit Exposure would exceed the Revolving Credit Limit (or a Potential Default or a Default exists), Borrower shall be deemed to have incurred from Lender an LC Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which LC Borrowing shall be deemed to be an overadvance and shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.

(c)           Obligations Absolute. The obligation of Borrower to reimburse Lender for each drawing under each LC and to repay each LC Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, Borrower shall promptly examine a copy of each LC and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with Borrower’s instructions or other irregularity, Borrower will immediately notify Lender.  Borrower shall be conclusively deemed to have waived any such claim against Lender and its correspondents unless such notice is given.

(d)           Cash Collateral.  Upon the request of Lender, (i) if Lender has honored any full or partial drawing request under any LC and such drawing has resulted in an LC Borrowing, (ii) Lender has approved the issuance of an LC with an expiry date which expires after the LC Termination Date, or (iii) if, as of the LC Termination Date, any LC for any reason remains outstanding and partially or wholly undrawn, Borrower shall immediately Cash Collateralize the then outstanding LC Exposure (in an amount equal to the excess of the Revolving Credit Exposure over the Revolving Credit Limit, determined as of the date of such LC Borrowing or the LC Termination Date, as the case may be).  Borrower hereby grants to Lender, a security interest in and Lien upon all such cash, deposit accounts and all balances therein and all proceeds of the foregoing cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Lender.

(e)           Applicability of ISP98 and UCP. Unless otherwise expressly agreed by Lender and Borrower when an LC is issued, (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby LC, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance shall apply to each commercial LC.

(f)           Conflict with LC Application.  In the event of any conflict between the terms hereof and the terms of any LC Application, the terms hereof shall control.”

(i)           Section 3.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)           The Loans shall be evidenced as follows:

(i)           The Loan under the RE Term Facility shall be evidenced by the RE Term Note;

(ii)           The Acquisition Term Loan shall be evidenced by the Acquisition Term Note; and

(iii)           The Loans under the Revolving Credit Facility shall be evidenced by the Revolving Note.”

(j)           Section 3.2 of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.2           RE Term Facility, Acquisition Term Loan, and Revolving Credit Facility.

(a)           Payments of principal and accrued and unpaid interest on the RE Term Facility in the amount of $15,938.76 are due and payable monthly in arrears on the first day of each month.

(b)           All outstanding principal and all accrued and unpaid interest in respect of the RE Term Facility is due and payable on the RE Term Loan Maturity Date.

(c)           Payments of principal in the amount of $65,000, plus accrued and unpaid interest on the Acquisition Term Principal Amount are due and payable monthly in arrears on the first day of each month.

(d)           All outstanding principal and all accrued and unpaid interest in respect of the Acquisition Term Loan is due and payable on the Acquisition Term Loan Maturity Date.

(e)           Accrued and unpaid interest on the Revolving Principal Amount is due and payable monthly in arrears beginning June 2012, and continuing on the first day of each month thereafter through the Revolving Credit Termination Date.

(f)           The Revolving Principal Amount and all accrued and unpaid interest thereon is due and payable on the Revolving Credit Termination Date.”

(k)           Section 3.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“3.4           Interest.  Except as otherwise provided in this Agreement:

(a)           The RE Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.

(b)           The Acquisition Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.

(c)           The Revolving Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 4.00% and (ii) the Maximum Rate.

(d)           Each change in the Maximum Rate is effective has of the date of such change without notice to Borrower or any other Person.”

(l)           Section 4.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“4.2           Letter of Credit Fees.   Borrower shall pay to Lender, a letter of credit fee (the “LC Fee”) in an amount equal to (a) for each LC secured by cash collateral, (i) 1.00% multiplied by (ii) the maximum daily amount available to be drawn under such LC, and (b) for any other LC, (i) 3.50% multiplied by (ii) the maximum daily amount available to be drawn under such LC.  The LC Fee shall be computed on a quarterly basis in advance and due and payable on the first Business Day of each April, July, October and January, commencing with the first such date to occur after the issuance of such LC, on the Revolving Credit Termination Date, and thereafter on demand.  In addition, Borrower shall pay to Lender an issuance fee equal to $500, and all other applicable fees customarily charged by its letter of credit department.”

(m)           Section 4.3 of the Credit Agreement is deleted in its entirety and replaced with the following:

“4.3           Unused Fees.  Borrower shall pay to Lender, a fee in an amount equal to (a) .50% multiplied by (b) the actual daily amount by which the Revolving Committed Amount exceeds the Revolving Credit Exposure, which fee shall be due and payable quarterly in arrears, on the first day of each April, July, October and January (beginning July 1, 2012) until the Revolving Credit Termination Date.”

(n)           Section 7.13(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)           The original proceeds of the ROV Term Facility were used to finance (or refinance) Borrower’s acquisition of the ROV.  The original proceeds of the RE Term Facility were used to finance (or refinance) Borrower’s acquisition of the Properties. The proceeds of the RLOC Term Facility were used to refinance a portion of the Revolving Credit Facility under the Existing Credit Agreement as a term loan.  The proceeds of the Acquisition Term Loan will be used to finance a portion of the purchase price for Borrower’s acquisition of the Acquired Shares.  The proceeds of the Revolving Credit Facility will be used for working capital and general corporate purposes and for the issuance of LCs.”

(o)           Section 8.1 of the Credit Agreement is amended to add the following subsection (i) at the end of such Section:

“(i)           Within 20 days after the end of each month, a Borrowing Base Certificate (with supporting information, including supporting schedules, accounts payable and accounts receivable agings and other information as Lender reasonably requests, in each case to be delivered concurrently therewith) certifying as to the Borrower’s Borrowing Base.”

(p)           Section 8.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(d)           Any Eminent Domain Proceeds arising from the Properties or Insurance Proceeds arising from losses incurred by Borrower shall be applied (i) first, to the RE Term Facility, (ii) second, to the Acquisition Term Loan,  (iii) third, to the Revolving Credit Facility, and (iv) fourth, to Cash Collateralize LC Exposure, with the excess, if any, payable to Borrower.”

2.           Exhibits.

(a)           Exhibit A-6 (Revolving Note) attached to this Amendment is added to the Credit Agreement in the appropriate alphanumeric order.

(b)           Exhibit C (Loan Request) to the Credit Agreement is deleted in its entirety and replaced with Exhibit C attached to this Amendment.

(c)           Exhibit E (Borrowing Base and No Default Certificate) attached to this Amendment is added to the Credit Agreement in the appropriate alphabetical order.

3.           Release of Flotation Technologies and Electrowave under the Guaranty and Security Agreement.

(a)           Release.  As of the Effective Date, Lender hereby: (i) releases each of Flotation Technologies and Electrowave from further liability or obligation under the Guaranty and Security Agreement, and (ii) to the extent such liens and encumbrances were not released pursuant to the First Amendment, releases any and all liens and encumbrances granted by Flotation Technologies or Electrowave to or for the benefit of Lender, which were created or evidenced by the Security Agreement, EXCEPT in each case, where such rights of Lender which, by the express terms of such loan documents, survive termination of such loan documents.

(b)          UCC-3 Terminations.  The Lender, or its agents or representatives, are hereby authorized to file any UCC-3 termination statements necessary to remove from the public record the names of Flotation Technologies or Electrowave as debtors under the Security Agreement.

(c)          Limitation of Release.  For the avoidance of doubt, the release by Lender under Section 3(a) of this Amendment is limited to Flotation Technologies and Electrowave, and the liability and obligations of each of the other Guarantors, including, but not limited to, Deep Down Delaware and Mako Technologies (the “Remaining Guarantors”), under the Guaranty and Security Agreement, shall continue in full force and effect.  The liens granted by the Remaining Guarantors in the Security Agreement are hereby ratified and confirmed as continuing to secure the payment of the indebtedness described therein, including but not limited to, the Obligation.  In addition, any assets transferred by Deep Down Delaware or Mako Technologies to Borrower or a Guarantor shall be deemed to be property acquired by such Person and shall be part of the Collateral upon which each such Person has granted a lien under the Security Agreement, and the liens granted on such assets by the Remaining Guarantors under the Security Agreement are hereby ratified and confirmed as continuing to secure the payment of the indebtedness described therein, including but not limited to, the Obligation.

4.           Conditions.  This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(a)           this Amendment executed by Borrower and Lender;

(b)           Guarantors’ Consent and Agreement;

(c)           a Revolving Note in the face amount of $2,000,000, executed by Borrower and made payable to the order of Lender, to be issued in replacement of that certain LC Note dated as of April 14, 2010, in the face amount of $1,150,000, executed by Borrower and made payable to the order of Whitney National Bank;

(d)           a Secretary’s Certificate of Borrower certifying as to incumbency, specimen signatures, resolutions adopted by Borrower’s Board of Directors authorizing this Amendment and the transactions contemplated hereby and thereby, and no changes to Borrower’s Certificate of Incorporation and Bylaws since the date of the Secretary’s Certificate delivered by Borrower to Lender in connection with the Credit Agreement;

(e)           Borrower shall have paid, and Lender shall have received (a) an upfront fee in respect of the Real Estate Term Loan in the amount of $4,551.18, and (b) an upfront fee in respect of the Revolving Credit Facility in the amount of $5,000; and

(f)           such other documents and items as Lender may reasonably request.

5.           Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

6.           Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

7.           Miscellaneous.

(a)           No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)           Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)           Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)           Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:  /s/Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

LENDER:

WHITNEY BANK,
a Louisiana state chartered bank

By: /s/Paul W. Cole
Paul W. Cole
Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
TO
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer
of each of the foregoing companies

Guarantors’ Consent and Agreement to Fourth Amendment to Amended and Restated Credit Agreement

EXHIBIT A-6

REVOLVING NOTE

$2,000,000	Houston, Texas	April 15, 2012

FOR VALUE RECEIVED, DEEP DOWN, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of WHITNEY BANK, a Louisiana state charted bank (“Lender”), on or before the Revolving Credit Termination Date, the principal amount of $2,000,000 or so much thereof as may then be outstanding under this note, together with interest, as described below.

This note has been executed and delivered under, and is subject to the terms of, the Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of the date hereof, and as further amended, supplemented or restated, the “Credit Agreement”), between Borrower and Lender and is the “Revolving Note” referred to in the Credit Agreement.  Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement.  Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note.  This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.7 of the Credit Agreement for usury savings provisions.

This note is issued in replacement of, but is not a novation or an accord and satisfaction of, that certain LC Note dated April 14, 2010, in the original principal amount of $1,150,000 executed by Borrower and payable to the order of Whitney National Bank.

the rights and obligations of the parties hereto shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings.  this note, the credit agreement and the other written loan documents executed by the borrower and the lender (or by the borrower for the benefit of the lender) represent the final agreement between the borrower and the lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties.  there are no unwritten oral agreements between the parties.

This note must be construed — and its performance enforced — under Texas law.

[Signature appears on the following page.]

Exhibit A-6 – Page 1

EXECUTED as of the date first written above.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By: /s/Eugene L. Butler
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Revolving Note

EXHIBIT C

LOAN REQUEST

________, ____

Whitney Bank
4265 San Felipe, Suite 200
Houston, Texas  77027
Attn: Paul W. Cole

Reference is made to that certain Amended and Restated Credit Agreement dated as of November 11, 2008 and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of April 15, 2012, and as further amended, supplemented or restated, the “Credit Agreement”), between the undersigned and Whitney Bank, a Louisiana state chartered bank (the “Lender”).  Capitalized terms used but not defined in this Loan Request shall have the meanings given such terms in the Credit Agreement.  The undersigned hereby gives you notice pursuant to Section 2.2 of the Credit Agreement that it requests a Loan under the Credit Agreement on the following terms:

(A) Loan Date (a Business Day)*

(B) Under the following facility	Revolving Credit Facility

(C) Amount of Loan Requested

The undersigned hereby certifies that the following statements are true and correct on the date this Loan Request, and will be true and correct on the Loan Date specified above after giving effect to such Loan:  (a) all of the representations and warranties in the Loan Documents are true and correct in all material respects (except to the extent that they speak to a specific date); (b) no Material Adverse Event has occurred; and (c) no Default or Potential Default exists.

[Signature appears on the following page.]

* Lender must receive Loan Request no later than 11:00 a.m. on the proposed Loan Date.
** Must be in an amount not less than $100,000 or a greater multiple of $10,000.

Exhibit C – Page 1

Very truly yours,

DEEP DOWN, INC.,
a Nevada corporation

By:
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Loan Request

EXHIBIT E

BORROWING BASE AND NO DEFAULT CERTIFICATE

Whitney Bank
4265 San Felipe, Suite 200
Houston, Texas  77027
Attention:  Paul W. Cole

Status as of _______________, 20___.

This Borrowing Base and No Default Certificate is being delivered to Lender under the terms of that certain Amended and Restated Credit Agreement dated as of November 11, 2008 and amended and restated through April 14, 2010 (as amended by that certain First Amendment dated as of December 31, 2010, that certain Second Amendment dated as of April 14, 2011, that certain Third Amendment dated as of June 9, 2011, that certain Fourth Amendment dated as of April 15, 2012, and as further amended, supplemented or restated, the “Credit Agreement”), between the undersigned and Whitney Bank, a Louisiana state chartered bank (the “Lender”).  Capitalized terms used but not defined in this Borrowing Base and No Default Certificate shall have the meanings given them in the Credit Agreement.

I certify that (a) on the date hereof, I am a Responsible Officer of DEEP DOWN, INC., a Nevada corporation (“Deep Down”), (b) no Default or Potential Default exists, (c) a review of the activities of Deep Down during the month ended _____________ (the “Subject Month”) has been made under my supervision with a view to determining the amount of the current Borrowing Base, (d) the accounts receivable of Deep Down included in the Eligible Receivables calculated on attached Schedule 1 meet all conditions to qualify as “Eligible Receivables” under the Credit Agreement, and all the representations and warranties set out in the Credit Agreement with respect thereto are true and correct, (e) the information and calculation of the Borrowing Base on attached Schedule 1 is accurate and true and correct as of the last day of the Subject Month, (f) attached as Schedule 2 to this Borrowing Base and No Default Certificate is a schedule of Deep Down’s accounts receivable aging report, and (g) attached as Schedule 3 to this Borrowing Base and No Default Certificate is the current schedule of Deep Down’s accounts payable aging report.

[Signature appears on the following page.]

Exhibit E – Page 1

Very truly yours,

DEEP DOWN, INC.,
a Nevada corporation

By:
Eugene L. Butler
Executive Chairman and Chief Financial Officer

Signature Page to Borrowing Base and No Default Certificate

Schedule 1

Borrowing Base and No Default Certificate

(Borrowing Base Calculation)

 Schedule 1 to Borrowing Base and No Default Certificate
Exhibit E

Schedule 2

Borrowing Base and No Default Certificate

(Accounts Receivable Aging)

 Schedule 2 to Borrowing Base and No Default Certificate
Exhibit E

Schedule 3

Borrowing Base and No Default Certificate

(Accounts Payable Aging)

  Schedule 3 to Borrowing Base and No Default Certificate
Exhibit E